UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana (Address of principal executive offices)		47006-8835 (Zip Code)

(812) 934-7777 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 2.02.            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2014, Hill-Rom Holdings, Inc. (the “Corporation”) announced its earnings for the fourth quarter and year ended September 30, 2014.  Please see the press release filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In the announcement, the Corporation uses various non-GAAP financial measures, which adjust for factors that are unusual or unpredictable.  The Corporation’s management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding results of operations as they allow investors to better evaluate ongoing business performance.  The Corporation’s management also uses these non-GAAP financial measures internally to monitor performance of the businesses.  The Corporation cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Item 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press release, dated November 5, 2014, issued by the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: November 5, 2014	By:	/s/ Michael S. Macek
	Name: Title:	Michael S. Macek Vice President, Treasurer and Interim Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated November 5, 2014, issued by the Corporation.